--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2007



                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

     State of Delaware                 333-57818                20-0122076
   ---------------------             -------------            --------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                         2617 S. 46th Street, Suite 300,
                           Phoenix, Arizona 85034-7417
             ---------------------------------------- --------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  480-294-6414


                                 Not Applicable
              ----------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------





ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 27, 2007, Modavox, Inc. engaged Malone & Bailey, P.C. ("M&B") as its independent registered public accounting firm to audit its financial statements for the fiscal year ending February 28, 2007 and to review its unaudited quarterly financial information for each of the four quarters in the year ending February 28, 2008. During the fiscal years ended February 28, 2005 and 2006 and through the date hereof, neither we nor anyone on our behalf consulted with M&B regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&B provided to us a written report or oral advice regarding such principles or audit opinion or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 301(a)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Modavox, Inc.

DATE: FEBRUARY 27, 2007                  BY:    /S/ DAVID J. IDE
                                               -----------------
-----------------------------                  NAME: DAVID J. IDE

                                               TITLE: CHIEF EXECUTIVE OFFICER